UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 18, 2010
PHH CORPORATION
(Exact name of registrant as specified in its charter)

MARYLAND	1-7797	52-0551284
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
3000 Leadenhall Road
Mt. Laurel, New Jersey 08054
(Address of principal executive offices, including zip code)
(856) 917-1744
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On June 18, 2010, PHH Mortgage Corporation (“PHH Mortgage”), a wholly-owned subsidiary of PHH Corporation (the “Company”), entered into a Second Amended and Restated Master Repurchase Agreement (the “Second Amended Repurchase Agreement”), among PHH Mortgage, as seller, and The Royal Bank of Scotland plc (“RBS”), as buyer. The Second Amended Repurchase Agreement is effective as of June 25, 2010, and amends and restates the Amended and Restated Master Repurchase Agreement, dated as of June 26, 2008, by and between PHH Mortgage and RBS.
The Second Amended Repurchase Agreement provides for $800 million in committed mortgage warehouse capacity (the “Mortgage Facility”). Subject to compliance with the terms of the Second Amended Repurchase Agreement, the Mortgage Facility expires on June 24, 2011. The Second Amended Repurchase Agreement contains various financial and non-financial covenants, including a covenant requiring the Company to maintain consolidated net worth of not less than $1 billion measured as of the last day of each fiscal quarter, a covenant requiring the Company to maintain a ratio of indebtedness to tangible net worth of not greater than 6.5 to 1, and a covenant requiring PHH Mortgage to maintain at least $2.5 billion of mortgage repurchase or warehouse facilities including the Mortgage Facility and any uncommitted facilities provided by Fannie Mae to PHH Mortgage.
In connection with the execution and delivery of the Second Amended Repurchase Agreement, the Company executed a Third Amended and Restated Guaranty (the “Third Amended Guaranty”), dated as of June 18, 2010 and effective as of June 25, 2010, in favor of RBS, with regard to certain of the obligations and covenants of PHH Mortgage under the Second Amended Repurchase Agreement and agreements related thereto.
The foregoing descriptions of the Second Amended Repurchase Agreement and the Third Amended Guaranty do not purport to be complete and are qualified in their entirety by reference to the full text of these agreements, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits
10.1	Second Amended and Restated Master Repurchase Agreement, dated as of June 18, 2010 and effective as of June 25, 2010, by and between PHH Mortgage Corporation and The Royal Bank of Scotland plc

10.2	Third Amended and Restated Guaranty, dated as of June 18, 2010 and effective as of June 25, 2010, executed by PHH Corporation in favor of The Royal Bank of Scotland plc

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHH CORPORATION
By:	/s/ William F. Brown
	Name:	William F. Brown
	Title:	Senior Vice President, General Counsel & Secretary

Dated: June 23, 2010